Exhibit 99.2
Fort Worth Basin Acquisition July 7, 2008

Transaction Overview Purchase Price: $1.307 B $1.307 B ^ $1.0 B cash ^ $307 MM of KWK stock Net Acres: 13,000 in northern Tarrant and southern Denton counties, TX 13,000 in northern Tarrant and southern Denton counties, TX ^ ^ 88% NRI - average ^ ^ 88% NRI - average ^ Large, contiguous lease blocks ^ Large, contiguous lease blocks Resource Potential: >1 Tcf net recoverable >1 Tcf net recoverable ^ 350 Bcf proved reserves ^ 100% natural gas; 40% developed ^ >650 BCF identified, low-risk development ^ >650 BCF identified, low-risk development Current Production: 45 MMcf/d 45 MMcf/d Closing: August 8, 2008 August 8, 2008 Quicksilver Resources Inc.

Strategic Rationale Adds meaningful acreage position in Fort Worth Basin Large contiguous blocks; simple title clearance Similar to Lake Arlington; 3x the size Expands development program of high- return projects Increases rate of indentified production growth 50% three-year compound annual growth through 2010 projected Immediately accretive to shareholders Quicksilver Resources Inc. Capitalizes on Quicksilver's core expertise of developing unconventional formations

Acquired Leasehold 13,000 net acres > 1 Tcf total resource potential > 340 drilling locations Quicksilver Resources Inc. Denton County Tarrant County Denton Tarrant Tarrant Fort Worth Basin, TX

Pro Forma Fort Worth Basin 1.7 Tcfe of proved reserves ^ 60% developed 3.8 Tcfe of additional resource potential > 1,850 identified, low-risk drilling locations > 60% IRR @ $10 natural gas and $120 oil; includes acquisition of leasehold Quicksilver Resources Inc. As of June 30, 2008: Data excludes reserves and resource potential from the company's other operating areas in Canada, Wyoming and Montana and any exploratory basins. All data is estimated by company engineers. More than 5.5 Tcfe of net recoverable resources to Quicksilver

Low-Risk, High-Return Growth Fort Worth Basin Quicksilver Resources Inc. Proved Developed PUD Probable Possible ROR: $120/Bbl ROR: $80/Bbl

1Q 2Q 3Q 4Q 200 225 250 310 10 10 10 10 30 60 Pro Forma 2008 Production Forecast MMcfe/d Quicksilver Resources Inc. 211 Annual Average: 275 MMcfe/d 233-235 370-380 280-290 Prior Forecast Pro Forma Acquired Production* * Assumed acquisition as of Aug. 8, 2008 Transaction expands production growth rate in 2008 to >80%

Pro Forma Production Forecast MMcfe/d 2007 2008P 2009P 2010P 151 275 390 510 50% CAGR Quicksilver Resources Inc.

Shareholder Accretion Quicksilver Resources Inc. Immediately accretive on a debt-adjusted basis > 10% > 5% Operating cash flow > 15% > 15% Earnings 2009 2008 Per debt-adjusted share Assumes current strip pricing

Funding of $1.3 B Purchase Price $307 MM of KWK common stock Priced at volume-weighted average price for 15 consecutive trading days prior to 3 trading days before close Approximately 5% of current outstanding $1 B of cash $700 MM 30-month term loan Secured with second-liens $300 MM of existing credit facility > $500 million of remaining availability after 6/30/08 redetermination Quicksilver Resources Inc. Quicksilver is committed to repay $500 MM of the new debt by year-end 2009

De-leveraging Flexibility Cash flow from operations Divestiture of non-core oil and gas properties 17.2 million limited partner units of Quicksilver Gas Services 21.3 million units of BreitBurn Energy L.P. Quicksilver Resources Inc. Ability to de-lever through efficient monetization of a portion of or combination of activities including the following:

Estimated Pro Forma Debt Metrics Quicksilver Resources Inc. 2008 2009 Debt to cash flow from operations 3.3x 2.1x 1.3x Debt per proved Mcfe $1.00 $ .75 $ .50 Debt to total capital 60% 50% 40% 2010 Interest coverage 6.5x 6.7x 11.6x

Repeatable Consistent Organic Growth

Forward-Looking Statements The statements in this press release regarding resource potential and future events, occurrences, circumstances, activities, performance, outcomes and results are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although these statements reflect the current views, assumptions and expectations of Quicksilver Resources' management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated. Factors that could result in such differences or otherwise materially affect Quicksilver Resources' financial condition, results of operations and cash flows include: the conditions to the completion of the transaction described herein as set forth in the purchase and sale agreements; the availability and terms of the contemplated financing described herein; changes in general economic conditions; fluctuations in natural gas, natural gas liquids and crude oil prices; failure or delays in achieving expected production from natural gas, natural gas liquids and crude oil exploration and development projects; effects of hedging natural gas, natural gas liquids and crude oil prices; uncertainties inherent in estimates of natural gas, natural gas liquids and crude oil reserves and predicting natural gas, natural gas liquids and crude oil reservoir performance; effects of hedging natural gas, natural gas liquids and crude oil; competitive conditions in our industry; actions taken by third parties, including operators, processors and transporters; changes in the availability and cost of capital; delays in obtaining oilfield equipment and increases in drilling and other service costs; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; the effects of existing and future laws and governmental regulations; and the effects of existing or future litigation; as well a, other factors disclosed in Quicksilver Resources' filings with the Securities and Exchange Commission. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Quicksilver Resources Inc.

Forward-Looking Statements - continued Reserve estimates and estimates of resource potential or upside with respect to the pending acquisition were made by our internal engineers without review by an independent petroleum engineering firm. Data used to make these estimates were furnished by the sellers and may not be as complete as that which is available for our owned properties. We believe our estimates of proved reserves comply with criteria provided under rules of the Securities and Exchange Commission. The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms resource "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. The statements in these slides relating to the acquisition described herein, our assessment of the resource potential of the acquired assets, and the anticipated effects of the acquisition on our business and financial and operating performance are based in substantial part upon information provided to date by the sellers of the affected assets. All such statements are preliminary in nature and should be considered in conjunction with the oral presentation to which these slides relate, the information set forth in our Current Report on Form 8-K dated July 7, 2008 (including the exhibits thereto) and the financial statements, financial statement notes, analysis of financial condition and results of operations, risk factors and other information contained in our other filings with the Securities and Exchange Commission. Quicksilver Resources Inc.